Exhibit 10.30

CERTAIN INFORMATION IN THIS DOCUMENT, MARKED BY [***] HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(b)(10)(iv). SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

AMENDMENT 2 TO QUOTA SHARE REINSURANCE AGREEMENT BETWEEN

OSCAR INSURANCE CORPORATION

AND

AXA FRANCE VIE

This Amendment No. 2 to the Quota Share Reinsurance Agreement between OSCAR Insurance Corporation (the “Ceding Company”) and AXA France Vie (“AXA”), (this “Amendment”) is made as of July 1, 2020.

WHEREAS, the Ceding Company, on the one hand, and AXA, on the other hand, have entered into a quota share reinsurance agreement, dated as of December 21, 2017, and amended effective January 1, 2018 (together, the “Reinsurance Agreement”), pursuant to which AXA has agreed to provide quota share reinsurance to the Ceding Company on the terms set forth in the Reinsurance Agreement;

WHEREAS, the Ceding Company and AXA desire to enter into this Amendment to clarify the terms of their mutual understanding relating to certain provisions of the Reinsurance Agreement and correct typographical errors therein; and

WHEREAS, the Ceding Company and AXA wish to indicate their understanding of their respective rights and obligations with respect to the scope of any “excess of loss recoveries” referenced in Article 5.2 and Annex 7 of the Reinsurance Agreement;

WHEREAS, the Ceding Company and AXA wish to clarify their respective rights and obligations with respect to the calculation of their liability limitation referenced in Article 5.3; and

WHEREAS, the Ceding Company and AXA wish to clarify the definition of the Reinsurer’s Quota Share referenced in Article 34.3.

WHEREAS, this Amendment will not be effective until filed with and approved by the New York Department of Financial Services as provided in Article 26.2 of Reinsurance Agreement.

NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the parties hereto hereby agree as set forth herein.

I.	Definitions. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Reinsurance Agreement, as may be amended from time to time.

II.

Clarification of Article 5.2 and Annex 7. The parties hereto agree and confirm that the term “excess of loss recoveries” where it appears in Article 5.2 and Annex 7 of the Reinsurance Agreement includes, but is not limited to, any profit-share that may be received by the Ceding Company from any excess of loss reinsurance arrangement applicable to the Policies.

III.	Modification of Article 5.3. Article 5.3 of Reinsurance Agreement is hereby deleted and replaced in its entirety by the following:

“Notwithstanding Article 5, Section 1, the total Reinsurance Claims paid hereunder and under the Companion Agreements by the Reinsurer for any given Subscription Year will be limited to [***]% of the Reinsurer Premium for such Subscription Year under this Agreement and under each of the Companion Agreements, on a consolidated basis. For the avoidance of doubt, in no event shall the Reinsurance Claims paid by the Reinsurer hereunder for any Subscription Year be less than the Reinsurer’s Quota Share of the total claims of the Ceding Company for such Subscription Year, provided that the Consolidated MLR for such Subscription Year does not exceed [***]% for such Subscription Year. If the Consolidated MLR for any Subscription Year exceeds [***]%, and the Medical Loss Ratio for such Subscription Year exceeds [***]%, the Ceding Company shall retain claims for such Subscription Year in an amount equal to [***].

An illustrative example of the preceding calculation is attached hereto as Annex 8 – Limitation of Liability Calculation. The “Companion Agreements” shall mean the following agreements:

i.	Quota Share Reinsurance Agreement, effective October 1, 2017, Aon Benfield reference O020-1002, between the Reinsurer and OSCAR Health Plan Of California;

ii.	Quota Share Reinsurance Agreement, effective January 1, 2018, Aon Benfield reference O02M-1002, between the Reinsurer and Oscar Garden State Insurance Corporation;

iii.	Quota Share Reinsurance Agreement, effective October 1, 2017, Aon Benfield reference O01X-1002, between the Reinsurer and Oscar Insurance Company;

iv.	Quota Share Reinsurance Agreement, effective January 1, 2020, between the Reinsurer and Oscar Insurance Company of Florida;

v.	Quota Share Reinsurance Agreement, effective January 1, 2020, between the Reinsurer and Oscar Buckeye State Insurance Corporation

vi.	Quota Share Reinsurance Agreement, effective January 1, 2020, between the Reinsurer and Oscar Health Plan, Inc.;

vii.	Quota Share Reinsurance Agreement, effective January 1, 2020, between the Reinsurer and Oscar Health Plan of Georgia; and

viii.	Quota Share Reinsurance Agreement, effective January 1, 2020, between the Reinsurer and Oscar Health Plan of Pennsylvania

To the extent the Parties (or their Affiliates) agree to enter into additional reinsurance agreements between the Parties (or their Affiliates), the Parties shall amend this Agreement to include such additional agreements as Companion Agreements.

This limit will be implemented through the provisions of Article 12. For the avoidance of doubt, the first Subscription Year will last for a period of three (3) months, beginning on October 1, 2017 and concluding on December 31, 2017. Contracts in force as of October 1, 2017 that were issued by the Ceding Company for calendar year 2017 in accordance with Annex 1 – Scope and Annex 2 – Territorial Scope shall be ceded for this first Subscription Year; provided, that the Reinsurer shall not be liable for any losses incurred under such Contracts prior to the Effective Time.”

IV.	Modification of Article 7.2. Article 7.2 of Reinsurance Agreement is hereby deleted and replaced in its entirety by the following:

“ As used in this Agreement, “Net Reinsurance Premium” means an amount equal to:

[***]

[***]

[***]

= Net Reinsurance Premium

[***]

[***]

V.	Original Earned Net Premium In Article 5.2 of the Reinsurance Agreement, the term “Original Earned Net Premium” is hereby deleted and replaced by “Gross Premiums Earned, as defined in Article 7.2”.

VI.	Clarification of Article 12.2.

a.	The table in Article 12.2 i is hereby deleted and replaced by the following:

		2017		2018		2019		July 1, 2020 and each year thereafter
C	OSCAR commissions (% of total Reinsurer Premium)	[***	]	[***	]	[***	]	[***	]
	Broker Commission	[***	]	[***	]	[***	]	[***	]
F (Reinsurer fee (% of total Reinsurer Premium))		[***	]	[***	]	[***	]	[***	]
r (distribution rate)		[***	]	[***	]	[***	]	[***	]

b.	The Profit Sharing Formula in Article 12.2 ii is hereby deleted and replaced by the following:

The “Profit Sharing Formula” is as set forth below:

2017 to 2019	[***] [***] R [***]

July 1, 2020 and each year thereafter	[***] [***] [***] R [***]

c.	The Partial Reimbursement Formula in Article 12.2 iii is hereby deleted and replaced by the following:

The “Partial Reimbursement Formula” is as set forth below:

2017 to 2019	[***]
July 1, 2020 and each year thereafter	[***]

VII.	Modification of Article 34.3 xxxvii:

a. Article 34.3 xxxvii is hereby deleted and replaced by the following “Reinsurer’s Quota Share” shall mean [***]% for Subscription Year 2017, [***]% for Subscription Years 2018 and 2019, [***]% for Subscription Period July 1, 2020 – December 31, 2020 and any Subscription Year subsequent to Subscription Period July 1, 2020 – December 31, 2020.

VIII.	Modification of Article 34.3 to add a new subsection xl.: “Subscription Period” shall mean July 1, 2020 – December 31, 2020.

IX.	Modification of Annex 3. Annex 3 of the Reinsurance Agreement is hereby deleted and replaced in its entirety with Exhibit A attached hereto

X.	Modification of Annex 6. Annex 6 of the Reinsurance Agreement is hereby deleted and replaced in its entirety with Exhibit B attached hereto.

XI.	Modification of Annex 7. Annex 7 of the Reinsurance Agreement is hereby deleted and replaced in its entirety with Exhibit C attached hereto, retroactive to October 1, 2017.

XII.	Clarification of Article 4. The Ceding Company hereby agree to submit for approval to AXA any amendment to the Excess of Loss Agreements.

XIII.	Miscellaneous.

a.

Entire agreement; Third Parties. This Amendment and the other agreements referred to herein set forth the entire understanding among the parties with respect to the subject matter hereof. Except as expressly provided in this Amendment, nothing in this amendment is intended to confer upon any party, other than the parties hereto and their respective successors and permitted assigns, any rights under this Amendment.

b.	Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same instrument.

The Parties have executed this Amendment as of October, 2020. Oscar Insurance Corporation

By:	/s/ Siddhartha Sankaran
Siddhartha Sankaran

Printed Name

CFO
Title
10/9/2020

AXA FRANCE VIE

By:	/s/ Jacques de Peretti

Printed Name

CEO OF AXA FRANCE VIE
Title
08/10/2020

Appendix

Exhibit A – REINSURANCE COMMISSIONS & PROFIT SHARE INFORMATION

MLR	OSCAR	AXA	CoR incl AXA expense)	Profit	Profit Share (for Oscar)	For Oscar	For AXA	Total Oscar	Total AXA
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]

Exhibit B – Current Year and Consolidated Medical Loss Ratio Formula

Medical Loss Ratio Definition

All claims and premiums refer to the current Subscription Year

Numerator: [***]

Denominator: [***]

Consolidated MLR Definition

Numerator: [***]

Denominator: [***]

Exhibit C:

(1) Income: quota share of:

[***]

(2) Outgo: quota share of:

[***]

[***]

[***]

[***]

[***]

Reinsurance balance = (1) - (2)

(3) [***]

(4) [***]

(5) [***]

(6) [***]

Technical result (for information) = (1) - (2) – ((4) - (3)) – ((6) - (5))

Exhibit D: ANNEX 8 – LIMITATION OF LIABILITY CALCULATION

State A - [***]

	State A	State B	State C	Ceding Company	Total
Gross Premiums	[***]	[***]	[***]	[***]	[***]
Gross Claims	[***]	[***]	[***]	[***]	[***]
MLR	[***]	[***]	[***]	[***]	[***]
Ceded Premiums	[***]	[***]	[***]	[***]	[***]
Ceded Claims	[***]	[***]	[***]	[***]	[***]
AXA Ceded MLR	[***]	[***]	[***]	[***]	[***]
Retained Premiums	[***]	[***]	[***]	[***]	[***]
Retained Claims	[***]	[***]	[***]	[***]	[***]

	Ceded	Claims Calculation
Claims Ceded (up to local attachment point)	[***]	[***]	[***]	[***]	[***]
Claims Ceded (above local attachment point)	[***]	[***]	[***]	[***]	[***]
Allocation of Claims Retained	[***]	[***]	[***]	[***]	[***]
Total Claims	[***]	[***]	[***]	[***]	[***]

Exhibit 10.30

CERTAIN INFORMATION IN THIS DOCUMENT, MARKED BY [***] HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(b)(10)(iv). SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

AMENDMENT NO. 1 TO QUOTA SHARE REINSURANCE AGREEMENT

This Amendment No. 1 (the “Amendment”) to the Quota Share Reinsurance Agreement, effective as of January 1, 2018 (the “Amendment Effective Date”), is entered into between Oscar Insurance Corporation (“Ceding Company”) and AXA France Vie (“Reinsurer” and together with tJrn Ceding Company, the “ Parties “, and each, a “Party”).

WHEREAS, the Parties entered into the Quota Share Reinsurance Agreement, dated December 21, 2017 (the “Agreement “);

WHEREAS, the priority of the excess of loss reinsurance obtained by the Ceding Company has been changed from USD [***] to USD [***], effective as of January 1, 2018;

WHEREAS, the Parties desire to reflect the change in excess of loss reinsurance priority in the Agreement;

WHEREAS, pursuant to Article 26, Section 2 of the Agreement, the amendment contemplated by the Parties requires the mutual written agreement of parties thereto.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows :

1. Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Agreement.

2. Amendments to the Agreement. As of the Amendment Effective Date, the Agreement is hereby amended or modified as follows:

a.	Where the figure “USD [***]” appears in Article 4, Section 1 and in Article 5, Section 2 of the Agreement, the figure shall be replaced with “USD [***]”.

3. Limited Effect. Except as expressly provided in this Amendment, all of the terms and provisions of the Agreement are and will remain in full force and effect, and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendment contained herein will not be construed as an amendment to or waiver of any other provision of the Agreement or of any other agreement between the parties or their affiliates or as a waiver of or consent to any further or future action on the part of either Party that would require the waiver or consent of the other Patty. On and after the Amendment Effective Date, each reference in the Agreement to “this Agreement,” “the Agreement ,” “hereunder,” “hereof, “ “herein” or words of like import, and each reference to the Agreement in any other agreements, documents or instruments executed and delivered pursuant to, or in connection with, the Agreement, will mean and be a reference to the Agreement as amended by this Amendment.

4. Representations and Warranties. Each Party hereby represents and warrants to the other Party that:

a.	It has the full right, power and authority to enter into this Amendment and to perform its obligations hereunder and under the Agreement as amended by this Amendment.

b.

EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THE AGREEMENT AND IN THIS SECTION 4 OF THIS AMENDMENT, (A) NEITHER PARTY HERETO NOR ANY PERSON ON SUCH PARTY’S BEHALF HAS MADE OR MAKES ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER, EITHER ORAL OR WRITTEN, WHETHER ARISING BY LAW, COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE OF TRADE OR OTHERWISE, ALL OF WHICH ARE EXPRESSLY DISCLAIM ED, AND (B) EACH PARTY HERETO ACKNOWLEDGES THAT IT 1-IAS NOT RELIED UPON ANY REPRESENTATION OR WARRANTY MADE BY THE OTHER PARTY, OR ANY OTHER PERSON ON SUCH OTHER PARTY’ S BEHALF, EXCEPT AS SPECIFICALLY PROVIDED IN THIS SECTION 4.

5. Miscellaneous.

a.	This Amendment shall inure to the benefit of and be binding upon each of the Parties and each of their respective permitted successors and permitted assigns.

b.

This Amendment constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understanding s, agreements, representations and warranties, both written and oral, with respect to such subject matter.

[Signature Page Follows}

TN WITNESS W HEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.

OSCAR INSURANCE CORPORATION	AXA FRANCE VIE

By: /s/ Sid Sankaran	By: /s/ Mattieu Rouot
Sid Sankaran	Mattieu Rouot
Printed Name	Printed Name

EVP and Chief Financial Officer	Head of International
Title	Title

[Signature Page to Quota Share Reinsurance Agreement Amendment]

CERTAIN INFORMATION IN THIS DOCUMENT, MARKED BY [***] HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(b)(10)(iv). SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

Execution Version

QUOTA SHARE REINSURANCE AGREEMENT BETWEEN

OSCAR INSURANCE CORPORATION AND

AXA FRANCE VIE

Dated December 21, 2017

TABLE OF CONTENTS

ARTICLE	1	OBJECT AND SCOPE OF THIS REINSURANCE AGREEMENT	1

ARTICLE	2	EFFECTIVE TIME – DURATION	2

ARTICLE	3	TERRITORIAL SCOPE	2

ARTICLE	4	RETENTION OF THE CEDING COMPANY	2

ARTICLE	5	LIABILITY AND SHARE OF THE REINSURER	3

ARTICLE	6	CHANGE IN LAW AND CHANGE OF CIRCUMSTANCES	4

ARTICLE	7	REINSURER PREMIUMS	4

ARTICLE	8	REINSURANCE COMMISSIONS	5

ARTICLE	9	CLAIMS	5

ARTICLE	10	RESERVES, REINSURANCE CREDIT	7

ARTICLE	11	SUNSET CLAUSE	10

ARTICLE	12	PROFIT SHARING AND PARTIAL REIMBURSEMENT	11

ARTICLE	13	FOLLOW THE FORTUNES	14

ARTICLE	14	INFORMATION	14

ARTICLE	15	ACCOUNTS	14

ARTICLE	16	CURRENCY	15

ARTICLE	17	SET OFF	15

ARTICLE	18	RIGHT OF INSPECTION, COORDINATION	15

ARTICLE	19	ERRORS AND OMISSIONS	16

ARTICLE	20	ARBITRATION	17

ARTICLE	21	JURISDICTION - APPLICABLE LAW	19

ARTICLE	22	NORMAL TERMINATION	19

ARTICLE	23	SPECIAL TERMINATION	20

ARTICLE	24	CONFIDENTIALITY	22

ARTICLE	25	SEVERABILITY, LAPSE	23

ARTICLE	26	ENTIRE AGREEMENT, ASSIGNMENT	24

ARTICLE	27	UTMOST GOOD FAITH	24

ARTICLE	28	SANCTION CLAUSE	24

ARTICLE	29	ANTI BRIBERY	24

ARTICLE	30	ANTI-MONEY LAUNDERING	25

ARTICLE	31	DATA PRIVACY	25

ARTICLE	32	CORPORATE RESPONSIBILITY	26

ARTICLE	33	INSOLVENCY	27

ARTICLE	34	NOTICES, CONSTRUCTION, DEFINITIONS	28

QUOTA SHARE REINSURANCE AGREEMENT

This QUOTA SHARE REINSURANCE AGREEMENT (this “Agreement”) is made and entered into on December 21, 2017 and effective as of the Effective Time by and between OSCAR INSURANCE CORPORATION, a New York accident and health insurance company, (the “Ceding Company”) and AXA FRANCE VIE, a limited company registered in the Commercial Register of Nanterre under company number 310 499 959 00891, governed by the French Insurance Code (the “Reinsurer”). For purposes of this Agreement, the Ceding Company and the Reinsurer will each be deemed a “Party”, and collectively, the “Parties”.

ARTICLE 1

OBJECT AND SCOPE OF THIS REINSURANCE AGREEMENT

1)

This Agreement refers to all policies properly underwritten and issued by the Ceding Company as set out in the attached Annex 1 – Scope (the “Policies”). This Agreement does not apply to any other business underwritten by the Ceding Company.

2)

This Agreement consists of this agreement, the Annexes hereto and any future amendments. The attached Annexes form and any future amendments will form integral parts of this Agreement and shall be equally binding. In the event of any discrepancy between this Agreement, an Annex or a future amendment, the terms of the respective Annex or future amendment will prevail.

3)

Copies of current and accurate specimen policy forms, policy premium information, application forms and rate tables with respect to the Policies (“Policy Documentation”) shall be furnished to the Reinsurer. The Ceding Company shall provide the Reinsurer with the updated version of the Policy Documentation for each year beginning with calendar year 2019 as part of the governance process described in Article 1, Section 4 below. The Policies shall be issued in accordance with the requirements of the applicable Policy Documentation.

4)

In the second calendar quarter of each calendar year beginning in 2018, the Ceding Company will provide to the Reinsurer the proposed rating plans, pricing and related targeted Medical Loss Ratio with respect to each individual health policy product to be written within the territorial scope for the subsequent calendar year (“Annual Business Update”). Within thirty (30) days following delivery of the Annual Business Update, the Parties will meet to discuss the Reinsurer’s views with respect thereto and the economic impact to the Reinsurer under this Agreement. The Ceding Company will take into account the Reinsurer’s reasonable views with respect to the finalization of the plans and rates to be submitted to the state insurance department for review and approval. Following the approval of the plan and rates by the state insurance department, which generally occurs in the third calendar quarter, the Ceding Company shall provide without any delay the Reinsurer with the final Annual Business update for the subsequent calendar year. The Parties agree that, if, in good faith, the Reinsurer is not satisfied with the final Annual Business Update for Subscription Year 2019, the Reinsurer shall have the right to terminate this Agreement on 31 December 2018 in accordance with Article 23.

5)

This Agreement applies only to those Policies properly underwritten and issued directly by the Ceding Company. Insurance policies assumed by the Ceding Company through reinsurance, acquisitions, mergers or portfolio transfers will not be reinsured automatically under this Agreement. The inclusion, for purposes of this Agreement, of any such other insurance policies, requires prior approval by the Reinsurer and appropriate terms and conditions will be mutually agreed upon between the Parties.

ARTICLE 2

EFFECTIVE TIME – DURATION

1)

This Agreement will take effect as of 12:01 a.m. Eastern Standard Time on October 1, 2017 (the “Effective Time”) and will remain in force for a duration of two (2) years and three (3) months from the Effective Time (the “Initial Term”).

2)	This Agreement shall renew automatically each year for one (1) year after expiry of the Initial Term.

ARTICLE 3

TERRITORIAL SCOPE

This Agreement only covers Policies issued in the territories listed in Annex 2 – Territorial Scope.

ARTICLE 4

RETENTION OF THE CEDING COMPANY

1)

Except as permitted by this Section, the Ceding Company is obligated to retain for its own account the share of the Policies not reinsured by the Reinsurer and is not entitled to adjust, sell, reinsure, assign, charge, or alienate its retention under this Agreement in any way without the Reinsurer’s prior written consent, which consent may be withheld in the Reinsurer’s sole discretion. If the Ceding Company seeks any such reinsurance, the Ceding Company shall inform and seek the Reinsurer’s prior written consent accordingly. The foregoing shall in no way apply to any excess of loss coverage covering the Policies in the excess of the limit of liability of USD [***] at [***]% per person per year including the Medical Per Person Excess of Loss Reinsurance Agreement and any replacement thereof.

2)

If the Ceding Company is in breach of Article 4, Section 1, the Reinsurer may terminate the Agreement on a run-off basis in accordance with Article 23 on thirty (30) days’ prior written notice to the Ceding Company.

ARTICLE 5

LIABILITY AND SHARE OF THE REINSURER

1)

Pursuant to the terms and conditions of this Agreement, the Ceding Company shall cede to the Reinsurer and the Reinsurer shall accept and reinsure, automatically, the Reinsurer’s Quota Share of liabilities in respect of the Policies set forth in Annex 1 – Scope and in compliance with the Policy Documentation.

2)

The Reinsurer’s Quota Share of liabilities ceded hereunder shall be protected by an excess of loss per person and per year underwritten by the Ceding Company with a priority of USD [***] at [***]% and unlimited capacity. The Reinsurer’s Quota Share of this Excess of Loss premium paid by the Ceding Company shall be deducted by the Ceding Company from the Original Earned Net Premium in accordance with Article 7, Section 2 below. The Reinsurer shall benefit from the Reinsurer’s Quota Share of the Excess of Loss recoveries.

3)

Notwithstanding Article 5, Section 1, the total Reinsurance Claims paid hereunder and under the Companion Agreements by the Reinsurer for any given Subscription Year will be limited to [***]% of the Reinsurer Premium for such Subscription Year under this Agreement and under each of the Companion Agreements, on a consolidated basis. For the avoidance of doubt, in no event shall the Reinsurance Claims paid by the Reinsurer hereunder for any Subscription Year be less than the Reinsurer’s Quota Share of the total claims of the Ceding Company for such Subscription Year, provided that the Consolidated MLR for such Subscription Year does not exceed [***]% for such Subscription Year. If the Consolidated MLR for any Subscription Year exceeds [***]%, and the Medical Loss Ratio for such Subscription Year exceeds [***]%, the Ceding Company shall retain claims for such Subscription Year in an amount equal to [***]. An illustrative example of the preceding calculation is attached hereto as Annex 8 – Limitation of Liability Calculation. The “Companion Agreements” shall mean the following agreements:

i.	Quota Share Reinsurance Agreement, effective October 1, 2017, Aon Benfield reference O020-1002, between the Reinsurer and Oscar Health Plan of California;

ii.	Quota Share Reinsurance Agreement, effective January 1, 2018, Aon Benfield reference O02M-1002, between the Reinsurer and Oscar Garden State Insurance Corporation; and

iii.	Quota Share Reinsurance Agreement, effective October 1, 2017, Aon Benfield reference O01X-1002, between the Reinsurer and Oscar Insurance Company of Texas.

To the extent the Parties (or their Affiliates) agree to enter into additional reinsurance agreements between the Parties (or their Affiliates), the Parties shall amend this Agreement to include such additional agreements as Companion Agreements.

This limit will be implemented through the provisions of Article 12. For the avoidance of doubt, the first Subscription Year will last for a period of three (3) months, beginning on October 1, 2017 and concluding on December 31, 2017. Policies in force as of October 1, 2017 that were issued by the Ceding Company for calendar year 2017 in accordance with Annex 1 – Scope and Annex 2 – Territorial Scope shall be ceded for this first Subscription Year, provided, that the Reinsurer shall not be liable for any losses incurred under such Policies prior to the Effective Time.

4)

The maximum period of insurance of any one Policy shall not exceed [***]. Except as required by applicable law, no Policy may be issued for a period of insurance of less than [***] without the prior written approval of the Reinsurer, which approval may be withheld in the Reinsurer’s sole discretion. All Policies covered under this Agreement [***].

5)	The Reinsurer shall not be liable under this Agreement for risks which are excluded under the Policy Documentation unless otherwise agreed in writing between the Reinsurer and the Ceding Company.

6)

This Agreement is solely between the Ceding Company and the Reinsurer, and, subject to Articles 10, 26, 33 and 34, nothing in this Agreement is intended or shall be construed to give any person or entity, other than the Parties, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. Such persons and entities include, but are not limited to, the intermediary (if any), policyholders of Policies, beneficiaries of Policies and other reinsurers of the Ceding Company or its affiliates.

ARTICLE 6

CHANGE IN LAW AND CHANGE OF CIRCUMSTANCES

ln the event of any change in the law, regulation or administrative practice applicable to this Agreement, the Policy Documentation or the Parties, whether arising from legislation, administrative acts, decisions of the courts or otherwise, at any time after commencement of this Agreement that materially increases or extends the Reinsurer’s liability during the then current calendar year, the Ceding Company shall so inform the Reinsurer immediately following the Ceding Company’s awareness of such change and the Ceding Company shall have thirty (30) days to cure the impact of such change on the Reinsurer. If the Ceding Company is unable to cure the impact of such change to the satisfaction of the Reinsurer within the thirty (30) day period, it is agreed that the Reinsurer shall have the right to terminate this Agreement with immediate effect on a cut-off basis in accordance with Article 23.

ARTICLE 7

REINSURER PREMIUMS

1)

Corresponding to the ceded liability, the Reinsurer Premiums due by the Ceding Company to the Reinsurer shall be entered into the account for the relevant calendar quarter. The “Reinsurer Premium” shall mean the Reinsurer’s Quota Share of the Net Reinsurance Premiums.

2)	As used in this Agreement, “Net Reinsurance Premium” means an amount equal to:

[***]

[***]

[***]

[***]

[***]

[***]

= Net Reinsurance Premium

ARTICLE 8

REINSURANCE COMMISSIONS

1)

The Reinsurer shall pay the Ceding Company reinsurance commissions, based on the Reinsurer Premium, as set out for each applicable Subscription Year on Annex 3 – Reinsurance Commissions & Profit Share Information.

2)

If any Reinsurer Premium or installments of Reinsurer Premium are returned to the Ceding Company, any corresponding reinsurance commissions previously credited to the Ceding Company shall be reimbursed to the Reinsurer.

ARTICLE 9

CLAIMS

1)

A condition precedent to any settlement of a claim due by the Reinsurer hereunder (a “Reinsurance Claim”) is that the respective Reinsurer Premium has been paid to or entered into the relevant account of the Reinsurer in accordance with the terms of this Agreement.

2)

Subject to Article 9, Section 1, the Reinsurer will reimburse the Ceding Company for the Reinsurer’s Quota Share of claims paid by the Ceding Company during the applicable calendar quarter in accordance with the settlement procedures set out in Article 15.

3)

The Ceding Company is responsible for the assessment of claims in a prudent and professional way and in accordance with the underlying Policy Documentation. The Ceding Company is furthermore responsible for the fulfillment of the claims information requirements agreed upon and as set out in the Annex 4 – Data Reporting. Any claims payment made is binding on the Reinsurer to the extent of its liability for claims hereunder.

4)

The Ceding Company shall provide the Reinsurer with claims data for the Policies in accordance with the template set forth at Annex 4 – Data Reporting and shall provide the Reinsurer with any further claims information upon request.

5)

The Reinsurer shall follow the fortunes of the Ceding Company for the Reinsurer’s Quota Share of any Policy claim including interest and any legal costs and expenses incurred in investigating and assessing such claim (both medical and non-medical).

Any salaries and travel expenses of the Ceding Company’s employees or employees of any third party administrator designated by the Ceding Company as well as any internal Policy claims assessment costs are excluded.

6)

Subject to the above provisions of this Article, the decisions of the Ceding Company on claims payments are binding on the Reinsurer with the exception of any payments made by the Ceding Company on an ex-gratia basis (i.e., those payments which the Ceding Company is not required to make according to the underlying Policy Documentation). Such payments will not be binding on the Reinsurer without its expressly stated prior written consent, which may be withheld in its sole discretion. Notwithstanding the foregoing, it is also acknowledged by the Reinsurer that due to the nature of the individual health insurance business, regulatory authorities may require the Ceding Company, from time to time, to pay claims for medically necessary services where coverage may otherwise have been denied. If the Ceding Company is formally required by a regulatory authority to make such a claims payment, such payment shall not be deemed as an “ex-gratia” payment and shall be reinsured hereunder. The Ceding Company shall provide the Reinsurer with a copy of the formal requirement by the regulatory authority.

7)

Relief and recoveries, whether recovered or received prior or subsequent to loss settlement under this Agreement shall be shared proportionately with the Reinsurer based on the Reinsurer’s Quota Share.

8)

The Reinsurer will not be liable for Extra-Contractual Obligations. For purposes of this Agreement, “Extra-Contractual Obligations” means all liabilities to any person or entity arising out of or relating to the Policies (other than liabilities arising under the express terms and conditions and within the policy limits of the Policies), including, without limitation, any loss in excess of the limits arising under or covered by any Policy, any liability for fines, penalties, taxes, fees, forfeitures, compensatory, consequential, punitive, exemplary, special, treble, bad faith, tort, statutory or any other form of extra-contractual damages, as well as all legal fees and expenses relating thereto, which liabilities arise out of, result from or relate to, any act, error or omission, whether or not intentional, negligent, fraudulent, in bad faith or otherwise (actual or alleged), arising out of or relating to the Policies, including, without limitation, (i) the form, sale, marketing, distribution, underwriting, production, issuance, cancellation or administration of the Policies, (ii) the investigation, defense, prosecution, trial, settlement (including the failure to settle) or handling of claims, benefits, or payments under the Policies, (iii) the failure to pay or the delay in payment or errors in calculating or administering the payment of benefits, claims or any other amounts due or alleged to be due under or in connection with the Policies or (iv) fines or other penalties associated with escheat and unclaimed property liabilities, including any interest thereon, arising under or relating to the Policies.

9)

Except with respect to any third party administration arrangements in place as of the date hereof, the Ceding Company shall not delegate any administration with respect to the Policies to a third party without the Reinsurer’s prior written consent, such consent not to be unreasonably withheld. In the case of any such permitted delegation, the Ceding Company remains liable for the compliance with all the conditions stated in this Article 9.

10)

If the Ceding Company is in breach of Article 9, Section 9, the Reinsurer may terminate the Agreement on a run-off basis in accordance with Article 23 on thirty days’ prior written notice to the Ceding Company.

ARTICLE 10

RESERVES, REINSURANCE CREDIT

1)

The Reinsurer shall provide to the Ceding Company acceptable forms of security to secure the Statutory Reserves corresponding to the Reinsurer’s Quota Share of the Policies reinsured pursuant to this Agreement and to provide full reinsurance reserve credit to the Ceding Company for the reinsurance hereunder. The Reinsurer’s obligation to provide acceptable forms of security shall be satisfied by holding assets in one or more credit for reinsurance trust accounts (pursuant to this Article 10). The Statutory Reserves shall be calculated on the basis set forth on Annex 5 – Statutory Reserves & IBNR Calculation Methodology.

2)	MAINTENANCE OF THE RESERVE AND TRUST ACCOUNT.

i.

The Ceding Company will provide to the Reinsurer a good faith written estimate of the Statutory Reserves (calculated in accordance with Annex 5 – Statutory Reserves & IBNR Calculation Methodology) by no later than the twentieth (20th) day of the last month of each calendar quarter for increase or decrease to the assets in the Trust Account and/or the Trusts Funds Withheld Account. If the Reinsurer disagrees with the estimated Statutory Reserves, it will within five (5) Business Days notify the Ceding Company. The Parties shall be expeditious and reasonable in resolving any such dispute; provided, that despite any continuing dispute between the Parties with respect to the estimated statutory reserve amount, the Reinsurer shall provide for the increase/decrease of assets in the Trust Account and/or the Trusts Funds Withheld Account as of the relevant calendar quarter end to ensure sufficient reserve credit to the Ceding Company; provided, further, that any such provision of assets shall not be deemed a waiver or release of any rights of the Reinsurer with respect to any continuing dispute hereunder.

ii.

The Ceding Company will provide to the Reinsurer a written notice of the actual Statutory Reserves as of each calendar quarter end no later than the twentieth (20th) Business Days following the end of such calendar quarter. The amount of security provided by the Reinsurer through Qualifying Assets held in the Trust Account and the Trust Funds Withheld Account shall be adjusted appropriately to reflect the actual Statutory Reserves as of such calendar quarter end. If any such adjustment necessitates a decrease in the amount of Qualifying Assets held in the Trust Account, then the Ceding Company shall promptly direct the Trustee, in accordance with the terms of the Trust Agreement, to distribute Qualifying Assets equaling the amount of any such decrease to the Reinsurer, as the designee of the Ceding Company.

3)	STATUTORY TRUST AGREEMENT.

i.

The Ceding Company and the Reinsurer will enter into a statutory trust agreement in compliance with the credit for reinsurance laws and regulations of the state of domicile of the Ceding Company in connection with reinsurance ceded to an unauthorized reinsurer (the “Trust Agreement”) with a trustee (the “Trustee”) establishing a trust account for the sole benefit of the Ceding Company (the “Trust Account”). The Trustee shall be a qualified United States financial institution authorized to act as a fiduciary of a trust. The institution shall not be a parent, subsidiary or affiliate of the Ceding Company or the Reinsurer. The Reinsurer and the Ceding Company may enter into more than one such Trust Agreement for purposes of providing reinsurance reserve credit to the Ceding Company.

4)	QUALIFYING ASSETS.

i.

The Reinsurer shall arrange for assets to be deposited into the Trust Account. Prior to depositing non-cash assets with the Trustee, the Reinsurer shall execute assignments, endorsements in blank or transfer legal title to the Trustee or the Trustee’s nominee of all shares, obligations or any other assets requiring assignment in order that the Ceding Company or the Trustee, upon direction of the Ceding Company, may, whenever necessary, negotiate any such assets without consent or signature from the Reinsurer or any other person or entity in accordance with the terms of the Trust Agreement.

ii.

Assets deposited in the Trust Account shall be valued according to their current fair market value. The Trust Account shall consist only of the following (“Qualifying Assets”): cash (United States legal tender), certificates of deposit (issued by a United States bank and payable in United States legal tender), instruments that are acceptable to the commissioner of the insurance department of the Ceding Company’s state of domicile, and investments of the types specified in accordance with the requirements of the Ceding Company’s state of domicile insurance law and investments; provided that such investments are issued by an institution that is not the parent, subsidiary or affiliate of either the Ceding Company or the Reinsurer.

5)	DRAWING ON THE TRUST ACCOUNT.

i.

Qualifying Assets in the Trust Account established hereunder may be withdrawn by the Ceding Company at any time, notwithstanding any other provision of this Agreement, and shall be utilized and applied by the Ceding Company or any successor by operation of law of the Ceding Company including, without limitation, any liquidator, rehabilitator, receiver or conservator of the Ceding Company, without diminution because of insolvency on the part of the Ceding Company or the Reinsurer, only for the following purposes:

A.

To reimburse the Ceding Company for the Reinsurer’s Quota Share of premiums returned, but not yet recovered from the Reinsurer, to the owners of Policies reinsured under this Agreement on account of cancellations of such Policies;

B.

To reimburse the Ceding Company for the Reinsurer’s Quota Share of benefits or losses paid by the Ceding Company, but not yet recovered from the Reinsurer, pursuant to the provisions of the Policies reinsured under this Agreement;

C.

To fund an account with the Ceding Company in an amount at least equal to the deduction, for reinsurance ceded, from the Ceding Company’s liabilities for the Policies reinsured hereunder. Such account shall include, but not be limited to, amounts for policy reserves, reserves for claims and losses incurred (including losses incurred but not reported), loss adjustment expenses and unearned premiums; and

D.	To pay the Ceding Company for the Reinsurer’s Quota Share of any other amounts that the Ceding Company claims are due under this Agreement.

ii.

The Ceding Company shall return to the Trust Account or to the Reinsurer assets withdrawn in excess of the actual amounts required in Article 10, Section 5(i)(A)-(C), or, in the case of Article 10, Section 5(D), assets that are subsequently determined not to be due.

iii.

Any assets withdrawn by the Ceding Company pursuant to Article 10, Section 5(i)(C) and any assets withdrawn from any Trust Account in excess of the actual amounts required for Article 10, Section 5(i)(A) and (B) or, in the case of Article 10, Section 5(i)(D), any amounts that are subsequently determined not to be due shall be held by the Ceding Company (or any successor by operation of law of the Ceding Company, including, but not limited to, any liquidator, rehabilitator, receiver or conservator of the Ceding Company) in trust for the benefit of the Reinsurer, subject to the Ceding Company’s right to apply such assets to amounts due and payable by the Reinsurer to the Ceding Company under this Agreement, and shall at all times be maintained separate and apart from any assets of the Ceding Company in one or more designated funds withheld accounts (collectively the “Trust Funds Withheld Account”) for the sole purpose of funding the payments and reimbursements described in subsections (i), (ii) and (iv). The Ceding Company (or any successor by operation of law of the Ceding Company, including, but not limited to, any liquidator, rehabilitator, receiver or conservator of the Ceding Company) shall ensure that any assets held in the Trust Funds Withheld Account pursuant to this Article 10, Section 5 consist of Qualifying Assets in accordance with its fiduciary obligations as trustee with respect to such amounts.

iv.

For withdrawals by the Ceding Company pursuant to Article 10, Section 5(i)(C) and, with respect to Article 10, Section 5(i)(A), (B) and (D), in excess of the actual amounts applied to payment or reimbursement under such subsections, the Ceding Company shall pay interest in cash to the Reinsurer on the amount withdrawn at the then current prime rate as reported in the Federal Reserve Bulletin. Notwithstanding the foregoing, this Agreement permits the award, by any arbitration panel or court of competent jurisdiction, of:

A.	Interest at a rate different from that provided in this paragraph,

B.	Court or arbitration costs,

C.	Attorney’s fees, and

D.	Any other reasonable expenses.

v.

At the Reinsurer’s request, and the approval of the Ceding Company, which shall not be unreasonably or arbitrarily withheld, the Ceding Company shall promptly direct the Trustee, in accordance with the terms of the Trust Agreement, to distribute to the Reinsurer, as the designee of the Ceding Company, all or any part of the assets contained in the Trust Account, provided:

A.

The Reinsurer shall, at the time of such withdrawal, replace the withdrawn assets with other Qualifying Assets having a market value equal to the market value of the assets withdrawn, so as to maintain at all times the Reinsurer’s Quota Share of the Statutory Reserves; or

B.

After such withdrawals and transfers, the aggregate market value of the Qualifying Assets in the Trust Account shall be no less than [***]% of the Reinsurer’s Quota Share of the Statutory Reserves less the aggregate amount of assets held pursuant Article 10, Section 5 in the Trust Funds Withheld Account.

vi.

After all payments have been discharged in full by the Reinsurer under the terms of this Agreement, the Ceding Company shall not unreasonably or arbitrarily withhold its approval to remit any remaining balance of funds in the Trust Account and Trust Funds Withheld Account to the Reinsurer.

6)	This Article 10 shall survive termination of this Agreement.

ARTICLE 11

SUNSET CLAUSE

Notwithstanding Article 19 – Errors and Omissions of this Agreement, the Reinsurer shall not be liable for any claim which the Ceding Company has not reported within 24 months from the date upon which the Ceding Company knew or should reasonably have known of circumstances likely to give rise to a claim covered under this Agreement.

ARTICLE 12

PROFIT SHARING AND PARTIAL REIMBURSEMENT

1)

This Article 12 sets forth the methodology for calculating the following potential annual payments: (i) a profit share payment from the Reinsurer to the Ceding Company, if the result of the Profit Sharing Formula equals a positive number, and

(ii) a payment representing partial reimbursement of Reinsurance Claims, from the Ceding Company to the Reinsurer, if the result of the Partial Reimbursement Formula equals a positive number.

2)	Formulas.

i.	The following abbreviations, as used in the Profit Sharing Formula and the Partial Reimbursement Formula, have the respective meanings set forth below:

[***]

[***]

[***]

[***]

[***]

The values of C", F", and r, for any given Subscription Year, are as below, and as reflected in Annex 3 – Reinsurance Commissions & Profit Share Information:

	2017		2018		2019 and each year thereafter
C (commissions (% of total Reinsurer Premium))	[***	]	[***	]	[***	]
Broker Commission	[***	]	[***	]	[***	]
F (Reinsurer fee (% of total Reinsurer Premium))	[***	]	[***	]	[***	]
r (distribution rate)	[***	]	[***	]	[***	]

ii.	The “Profit Sharing Formula” is as set forth below:

[***]	[***]	[***]	[***]
[***]

[***]

[***]
[***]
[***]	[***]	[***]
[***]

[***]

For the purposes of this Article 12, Section 2, “PR” means partial reimbursement and “PS” means profit sharing.

3)

Within fifteen (15) Business Days after the confirmation of the accounts for the final calendar quarter of each Subscription Year pursuant to Article 15, the Reinsurer shall deliver to the Ceding Company the Reinsurer’s calculation of the Profit Sharing Formula and Partial Reimbursement Formula for the prior Subscription Year for this Agreement, using the available amounts of premiums, claims, risk adjustment, XOL premiums and claims and IBNR and in accordance with Annex 3 – Reinsurance Commissions & Profit Share Information, with each of the resulting amounts reduced by [***]% to arrive at the “Provisional Profit Share Amount” and the “Provisional Partial Reimbursement Amount”.

4)

If such Provisional Profit Share Amount is a positive number, the Reinsurer shall pay to the Ceding Company the Provisional Profit Share Amount promptly following the calculation of the Provisional Profit Share Amount, but in any event no later than forty-five (45) days after the confirmation of the accounts for the final calendar quarter of each Subscription Year pursuant to Article 15.

5)

If such Provisional Partial Reimbursement Amount is a positive number, the Ceding Company shall remit to the Reinsurer the Provisional Partial Reimbursement Amount promptly following the Ceding Company’s receipt of the calculation of the Provisional Partial Reimbursement Amount, but in any event no later than forty-five (45) days after the confirmation of the accounts for the final calendar quarter of each Subscription Year pursuant to Article 15.

6)

Within fifteen (15) Business Days after the confirmation of the accounts for the fourth quarter of the year following the Subscription Year, the Reinsurer shall deliver to the Ceding Company the Reinsurer’s calculation of the Profit Sharing Formula and Partial Reimbursement Formula for such Subscription Year for this Agreement, using the then-current amounts of premiums, claims, risk adjustment, XOL premiums, claims and IBNR and payment of any applicable amount shall be made in accordance with the terms of Article 12, Sections 6 to 10. The Provisional Profit Share Amount shall be deducted from the Profit Sharing Formula result for such Subscription Year to arrive at the “Profit Sharing Adjustment”. The Provisional Partial Reimbursement Amount shall be deducted from the Partial Reimbursement Formula result to arrive at the “Partial Reimbursement Adjustment”.

7)

If such Profit Share Adjustment is a positive number, the Reinsurer shall pay to the Ceding Company the Profit Share Adjustment promptly following the calculation of the Profit Share Adjustment, but in any event no later than forty-five (45) days after the confirmation of the account as set forth in Article 12, Section 6.

8)

If such Profit Share Adjustment is a negative number, the Ceding Company shall pay to the Reinsurer the Profit Share Adjustment promptly following the calculation of the Profit Share Adjustment, but in any event no later than forty-five (45) days after the confirmation of the account as set forth in Article 12, Section 6.

9)

If such Partial Reimbursement Adjustment is a positive number, the Ceding Company shall remit to the Reinsurer the Partial Reimbursement Adjustment promptly following the Ceding Company’s receipt of the calculation of the Partial Reimbursement Adjustment, but in any event no later than forty-five (45) days after the confirmation of the account as set forth in Article 12, Section 6.

10)

If such Partial Reimbursement Adjustment is a negative number, the Reinsurer shall remit to the Ceding Company the Partial Reimbursement Adjustment promptly following the Ceding Company’s receipt of the calculation of the Partial Reimbursement Adjustment, but in any event no later than forty-five (45) days after the confirmation of the account as set forth in Article 12, Section 6.

11)

The Ceding Company shall continue to provide the Reinsurer with quarterly accounts with respect to a given Subscription Year in accordance with Article 15 until the time of the first quarterly report that does not show any positive IBNR for such Subscription Year under this Agreement or any of the Companion Agreements. At such time, the Reinsurer shall deliver final calculations of the Profit Sharing Formula and Partial Reimbursement Formula for such Subscription Year and payment of any applicable amount shall be made in accordance with the terms of Article 12, Sections 6 to 10. For purposes of this Section, such terms shall be applied mutatis mutandis, except that references in Article 12, Section 6 to “Provisional Profit Share Amount” shall be understood to mean “Provisional Profit Share Amount plus any previously paid Profit Share Adjustment” and in Article 12, Section 6 “Provisional Partial Reimbursement Amount” shall be understood to mean “Provisional Partial Reimbursement Amount plus any previously paid Partial Reimbursement Adjustment”.

ARTICLE 13

FOLLOW THE FORTUNES

In proportion to the Reinsurer’s Quota Share the Reinsurer shall, subject to the terms and conditions of this Agreement, follow the fortunes of the Ceding Company in respect of risks which the Ceding Company has accepted under Policies covered under this Agreement.

ARTICLE 14

INFORMATION

The Ceding Company shall report to the Reinsurer all information in respect of the Policies as set out in Annex 4 – Data Reporting.

ARTICLE 15

ACCOUNTS

1)

Within thirty (30) days after 31st March, 30th June, 30th September and 31st December of each year, the Ceding Company shall prepare and submit to the Reinsurer quarterly accounts showing the accounting items as specified in Annex 7 – Reinsurance Balance Calculation. For the avoidance of doubt, the quarterly account for any given Subscription Year shall continue to be submitted by the Ceding Company following the end of such Subscription Year for so long as there is still a positive amount of IBNR for such Subscription Year.

2)

Accounts shall be confirmed by the Reinsurer within thirty (30) days upon receipt. This also applies if the confirmation can only be given for part of the accounts. Such partial confirmation shall also specify the objections to that part of the accounts on which confirmation cannot be given.

3)

Any net balance of account, as described in Annex 7 – Reinsurance Balance Calculation, due in favor of the Reinsurer shall be remitted by the Ceding Company promptly following receipt of the confirmation, but not later than forty-five (45) days after receipt of the accounts. Any balance, as described in Annex 7 – Reinsurance Balance Calculation, due in favor of the Ceding Company shall be remitted by the Reinsurer promptly following receipt of the confirmation, but not later than forty-five (45) days after receipt of the accounts.

4)

In case that confirmation can only be given for part of the accounts, the balance shall nevertheless be settled in full without delay. Should there be any items incorrect in or missing from a statement of account, such errors or omissions shall be corrected in the next statement of account, unless the discrepancy is material. In such a case, correction and settlement of the discrepancy shall be completed as promptly as possible.

5)

If the balance is not paid in due time such outstanding balance shall accrue interest on late payment, calculated from the confirmation date due to the date of actual payment, at the interest rate equal to the greater of (i) [***] and (ii) [***] plus [***]. If for any reason such rate is no longer published in the Wall Street Journal, the Parties shall agree on a replacement index that most closely approximates such rate.

The Parties acknowledge and agree that settlement of all amounts due from one Party to another hereunder for the period covering the Effective Time to the date hereof shall be settled as part of the first quarterly settlement following the date hereof.

ARTICLE 16

CURRENCY

All payments made, all amounts advised and all accounts prepared by either Party in accordance with the terms of this Agreement shall be in U.S. Dollars, with all payments paid in cash via wire transfer to an account designated by the receiving Party.

ARTICLE 17

SET OFF

Any debits or credits incurred on and after the Effective Time in favor of or against either the Ceding Company or the Reinsurer with respect to this Agreement are deemed mutual debits or credits, as the case may be, and shall be set off and recouped, and only the net balance shall be allowed or paid. To the extent permitted by applicable law, this Article 17 shall apply notwithstanding the initiation or commencement of a liquidation, insolvency, rehabilitation, conservation, supervision or similar proceeding by or against the Ceding Company or the Reinsurer.

ARTICLE 18

RIGHT OF INSPECTION, COORDINATION

1)

The Reinsurer shall have the right, at any time, to inspect, through any duly authorized person or entity named in advance, all papers, books, accounts, documents and other records referring to the business reinsured under this Agreement at the head office of the Ceding Company or at any other place mutually agreed upon during the Ceding Company’s normal business hours. Notification of such visits shall be given two (2) weeks in advance but in urgent cases at least forty- eight (48) hours in advance.

2)

Upon request, the Ceding Company shall supply or cause to be supplied to the Reinsurer, at the Reinsurer’s expense, copies of the whole or any part of such papers, books, accounts, documents and ether records relating to the business covered under this Agreement. Notwithstanding a termination of this Agreement, the Reinsurer’s right of inspection under this Article 18 will continue until all of the Reinsurer’s obligations under this Agreement have been terminated or fully discharged.

3)	For the avoidance of doubt, all rights of inspection and any records requested or disclosed under this Article 18 will be subject to Article 24.

4)

The Reinsurer shall have full access to, and open lines of communications with, the senior management of the Ceding Company in connection with this Agreement. Each Party shall appoint an individual as its primary point of operational contact for the administration and operation of this Agreement. The Reinsurer hereby appoints #### to act as its primary point of operational contact (the “Reinsurer Manager”), who shall have overall responsibility for coordinating, on behalf of the Reinsurer, the performance of the Reinsurer’s obligations hereunder and acting as a day-to-day contact with the Ceding Company Manager (as defined below). The Ceding Company hereby appoints Bruce Gottlieb to act as its primary point of operational contact (the “Ceding Company Manager”), who shall have overall responsibility for coordinating, on behalf of the Ceding Company, the performance of the Ceding Company’s obligations hereunder and acting as a day- to-day contact with the Reinsurer Manager. Either Party may change its respective Manager hereunder by providing five (5) days advance written notice to the other Party, provided that at all times the Ceding Company Manager shall be a senior officer of the Ceding Company.

ARTICLE 19

ERRORS AND OMISSIONS

1)

ln the event that any error, omission or delay should occur in connection with the performance of this Agreement, including any error or omission being reflected in the accounts, such error, omission or delay will not invalidate the rights and obligations of the Parties arising from this Agreement, even when this error or omission has been discovered after the settlement of the respective balance. Any errors and omissions shall be corrected by the Parties promptly upon discovery.

2)

An error or omission is defined as an unintentional failure and the result of an innocent oversight or misunderstanding which needs to be demonstrated to the satisfaction of the Party not in default. Any unintentional failure and the result of an innocent oversight or misunderstanding which results from a faulty business organization or structure of a party is not considered to be an error or an omission for the purposes of this Article 19.

3)

Any liability of the Reinsurer shall be subject to the Ceding Company neither having committed gross negligence and/or willful misconduct with respect to underwriting or claims assessment, but having complied with the usual business, insurance and reinsurance practices. Otherwise, the Reinsurer shall have the right to refuse its liability.

ARTICLE 20

ARBITRATION

1)

If a dispute controversy or claim arises between the Parties in connection with or in relation to this Agreement, the Parties undertake in good faith to use all reasonable best efforts to settle such dispute by oral or written consent directly with each other.

2)

Where the Parties are unable to reach agreement in accordance with Article 20. Section1 above, any dispute, controversy or claim arising between the Parties in connection with or in relation to this Agreement, including formation and validity, and whether arising before or after termination of this Agreement, shall be referred to an arbitration tribunal in the manner set out below.

i.

To initiate arbitration, either Party shall notify the other Party in writing of its desire to arbitrate. The notice shall identify the claimant, the contract at issue, and the nature of the claims and/or issues. The arbitration will be deemed to have been commenced on the date the notice of arbitration is received

ii.

There will be three arbitrators who will each have no less than ten (10) years of insurance or industry experience, who are knowledgeable regarding reinsurance and who are active or retired executive officers of insurance or reinsurance companies. The arbitrators shall not be under the control of any Party, shall not have ever worked for or performed substantial services for either Party, nor shall any member of the panel have a financial interest in the outcome of the dispute. Within thirty (30) days following the commencement of the arbitration proceedings, each Party will provide the other with the identification of their appointed arbitrator, and provide a copy of the arbitrator’s curriculum vitae. If either Party refuses or neglects to appoint an arbitrator within thirty (30) days, the other Party may appoint the second arbitrator to act as the appointed arbitrator for the defaulting Party by providing notice and a copy of the arbitrator’s curriculum vitae. Each Party’s appointed arbitrator shall propose a candidate to serve as a third arbitrator (the “Umpire”), which shall be subject to the other Party’s agreement. In the event the two Party-appointed arbitrators fail to reach an agreement on an Umpire within sixty (60) days of their appointment, then either Party may petition ARIAS-U.S. to appoint the Umpire and each Party shall cooperate and take whatever action is required to give effect to the ARIAS-U.S. umpire appointment procedures. Notwithstanding the previous sentence, the Parties may agree on an alternative Umpire appointment procedure. In the event any arbitrator fails, refuses, or becomes unable to act as such before an award has been rendered, a successor shall be selected in the same manner as the original arbitrator.

iii.

The three (3) arbitrators shall decide by majority. If no majority can be reached the opinion of the Umpire shall prevail. He shall also act as chairman of the tribunal and conduct the arbitration proceedings.

iv.

In the event of the death of an arbitrator or if an arbitrator is unable to continue, another shall in such case be appointed in such arbitrator’s stead by the Party who made the original appointment. In the event of the death of the Umpire, or if the Umpire is unable to continue, the arbitrators shall agree upon the appointment of a new chairman within thirty (30) days in accordance with the procedures set forth above.

3)

The arbitration tribunal shall have power to fix all procedural rules for the holding of the arbitration including discretionary power to make orders as to any matters which it may consider proper in the circumstances of the case with regard to pleadings, investigation of facts, the disclosure and inspection of documents, examination of witnesses and any other matter whatsoever relating to the conduct of the arbitration and may receive and act upon such evidence, whether oral or written, strictly admissible or not, as it shall in its discretion think fit.

4)

The cost of the arbitration shall be borne by the non-prevailing Party. If a Party prevails in part, then the other Party shall bear the cost to that extent. Each Party shall, however, bear the costs of its own legal representation and assistance. The amount of the cost of the arbitration shall be determined as agreed between the Parties and the arbitrators prior to the arbitration. The arbitration tribunal shall, as a part of its award, specifically state the cost of the arbitration and the manner of its payment.

5)

The arbitration shall take place in New York, New York (USA) and the arbitration tribunal shall apply the law of the State of New York as the proper law of this Agreement. In addition, the arbitration tribunal shall observe the customs and practices of the reinsurance business.

6)

The award of the arbitration tribunal shall be in writing and state the reasons upon which it is based. Judgment upon the award may be entered in any court having jurisdiction thereof. The award shall be final and binding and not subject to appeal. The Parties undertake to carry out the same without delay. If either of the Parties should fail to carry out any award, the other may apply for its enforcement to a court of relevant jurisdiction in any territory in which the Party in default is domiciled or has assets or carries on business.

7)

The arbitrators may consolidate an arbitration under this Agreement with any arbitration arising under or relating to any of the Companion Agreements or any other agreement between the Parties entered into pursuant hereto, as the case may be, provided that the subject of the disputes thereunder arise out of or relate to the same or substantially similar set of facts or transactions. Such consolidated arbitration shall be determined by the arbitrator appointed for the arbitration proceeding that was commenced first in time.

8)	Notwithstanding the foregoing, a matter regarding the failure of a Party to settle a confirmed and undisputed balance may be brought before a court of relevant jurisdiction.

9)	This Article 20 shall survive termination of this Agreement.

ARTICLE 21

JURISDICTION - APPLICABLE LAW

1)

EXCEPT AS OTHERWISE SET FORTH HEREIN, THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING AS TO VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS, TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD PERMIT OR REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

2)

The Reinsurer shall (i) submit itself to the jurisdiction of any arbitration panel or court of competent jurisdiction within New York in accordance with Article 20, and (ii) comply with all the requirements necessary to give such court or arbitration panel jurisdiction over the Reinsurer. Furthermore, the Reinsurer shall designate the Superintendent of Financial Services in the State of New York as its true and lawful attorney upon whom service of process may be effected within New York and simultaneous notification may, at the Reinsurer’s election, be provided to a designated attorney in the event any such service of process is effected. The Reinsurer agrees to abide by the final decision of the arbitration panel in accordance with Article 20.

3)	This Article 21 shall survive termination of this Agreement.

ARTICLE 22

NORMAL TERMINATION

1)	This Agreement may be terminated [***].

2)

Notice of termination shall be given in writing (registered letter, facsimile or any other means of communication that leaves a record of such communication) and addressed to the head office of the Party to receive the notice, or to any other address indicated for that purpose. Such notice is considered served upon dispatch or where communications between the Parties are interrupted upon attempted dispatch.

3)

Termination of this Agreement at the end of the Initial Term or any renewal term shall not affect the Parties obligations with respect to the Policies ceded hereunder prior to date of termination, but no additional Policies shall be ceded after the termination date. For the avoidance of doubt, the Reinsurer’s liability hereunder would not extend to any claims incurred after the Agreement termination date because all Policies terminate on 31 December of the Subscription Year and any renewal of a ceded Policy after the Agreement termination date will not be ceded or covered under the Agreement. For the further avoidance of doubt, the Reinsurer shall remain liable for any claims incurred under each such Policy on or prior to 31 December of the Agreement termination year but reported after such 31 December.

4)

If the Parties agree to terminate this Agreement on a cut-off basis, the Reinsurer shall be fully and finally released of its liability under this Agreement against payment of its share of any outstanding balances agreed upon by the Parties.

ARTICLE 23

SPECIAL TERMINATION

1)

Either Party affected by one of the events mentioned in Article 23, Section 3 below shall notify the other Party in writing within thirty (30) days after its occurrence. The termination to be effective at the end of such thirty (30) days period.

2)

Except in respect of termination by the Reinsurer pursuant to Article 23, Section 3(viii) or for the Ceding Company’s failure to pay Reinsurer Premium pursuant to Article 23, Section 3(iv), termination of this Agreement in accordance with this Article 23 shall not affect the Parties obligations with respect to the Policies ceded hereunder prior to date of termination, but no additional new Policies shall be ceded after the termination date. For the avoidance of doubt, the Reinsurer’s liability hereunder would not extend to any claims incurred after 31 December of the Subscription Year and any renewal of a ceded Policy after the termination date will not be ceded or covered under the Agreement. For the further avoidance of doubt, the Reinsurer shall remain liable for any claims incurred under each such Policy on or prior to 31 December of the Agreement termination year but reported after such 31 December).

3)

This Agreement may be terminated at any time (including during the Initial Term) on a run-off basis (except as otherwise stated in paragraphs (iv) and (viii) below which shall be terminated on a cut-off basis) with respect to Policies issued prior to the applicable termination date by giving written notice to the other Party:

i.

If the Ceding Company has become insolvent or is unable to pay its debts or has a Risk-Based Capital ratio of less than [***]% of its Authorized Control Level Risk Based Capital (each term as defined in the insurance laws and regulations in the Ceding Company’s state of domicile) or has had the authority to transact any class of insurance withdrawn, suspended or made conditional by any court or regulatory authority.

ii.

If the Reinsurer has become insolvent or is unable to pay its debts or has lost [***] of its paid up capital or has had the authority to transact any class of insurance withdrawn, suspended or made conditional by any court or regulatory authority.

iii.

If the other Party ceases writing insurance and/or reinsurance and elects to run-off its existing business or if the performance of the whole or any part of this Agreement that materially affects the interests of either of the Parties is prohibited or rendered impossible de jure or de facto for a period exceeding ninety (90) days.

iv.

If the other Party fails to fulfill its material obligations under this Agreement within two (2) months after being requested in writing to do so; provided, that this Agreement may be terminated with immediate effect on a cut-off basis by the Reinsurer upon written notice to the Ceding Company if the Ceding Company fails to pay any Reinsurer Premium in accordance with Article 7, the Reinsurer notifies the Ceding Company in writing of such failure and such failure remains uncured five (5) days after such notice.

v.

If the other Party merges with or becomes acquired or controlled by any company, corporation or individual(s) who did not control it directly or indirectly at the inception of this Agreement and if (i) such company’s, corporation’s, or individual(s)’ financial strength rating is below A- Standard & Poor’s or A- A.M. Best and/or (ii) if such company, corporation, or individual(s) is not rated.

vi.	If the Reinsurer’s financial strength rating is downgraded below A- Standard & Poor’s or A- A.M. Best and/or the Reinsurer loses its rating.

vii.

If the Party giving notice or the other Party is definitively prevented from performing its obligations under this Agreement because of a “force majeure” i.e. an event beyond the control of a Party, which could not reasonably have been foreseen at the time of the conclusion of this Agreement and whose effects cannot be avoided by appropriate measures. If the prevention is temporary, this Agreement may be terminated by either Party by notification to the other Party after ninety (90) days of non- performance due to a “force majeure”.

viii.	This Agreement may be terminated with immediate effect on a cut-off basis by the Reinsurer upon written notice to the Ceding Company pursuant to Article 6.

ix.	If the Reinsurer terminates this Agreement pursuant to Article 9, Section 10 (with 30-day notice).

x.	If the Reinsurer terminates this Agreement pursuant to Article 4, Section 2 (with 30-day notice).

xi.	If the Reinsurer terminates this Agreement pursuant to Article 1, Section 4.

xii.	If the Reinsurer terminates this Agreement, pursuant to Article 29, Section 3.

4)

Notice of termination shall be given in writing (registered letter, facsimile or any other means of communication that leaves a record of such communication) and addressed to the head office of the Party to receive the notice, or to any other address indicated for that purpose. Such notice is considered served upon dispatch or where communications between the Parties are interrupted upon attempted dispatch.

5)

If the Parties agree to terminate this Agreement on a cut-off basis, the Reinsurer shall be fully and finally released of its liability under this Agreement against payment of its share of any outstanding balances agreed upon by the Parties.

6)

If this Agreement is terminated in accordance with the terms of this Article 23, the Reinsurer Premium due to the Reinsurer to the termination date will be calculated pro rata temporis to the Reinsurer Premium payable in respect of the annual period during which the termination date falls. In the event this Agreement is terminated pursuant to Article 23, Section 3(iv) or Section 3(viii), all figures relating to the Ceding Company used in the calculations set forth in Article 12 shall be based only on the period in which the Agreement is in effect.

7)

For the avoidance of doubt if this Agreement is terminated by the Reinsurer for the Ceding Company’s failure to pay Reinsurer Premium pursuant to Article 23, Section 3(iv) and Section 3(viii), the Reinsurer shall remain liable for covered losses incurred up to and including the date of the Ceding Company’s failure to pay such Reinsurer Premium under this Agreement, but the Reinsurer shall otherwise be fully and finally released from any liability under this Agreement.

8)

Additionally, if any Companion Agreement is terminated, the Reinsurer shall have the right to terminate this Agreement on 31 December of the termination year of the Companion Agreement (including during the Initial Term) in accordance with Article 23, Section 2 above.

9)

If this Agreement is terminated by the Reinsurer pursuant to Article 23, Section 3(viii) and/or (iv), the Reinsurer shall remain liable for covered losses incurred up to and including the termination date thereunder, but the Reinsurer shall otherwise be fully and finally released from any liability under this Agreement and this Agreement shall be terminated on a cut-off basis.

ARTICLE 24

CONFIDENTIALITY

1)

The Parties agree that the Confidential Information constitutes confidential or proprietary information of the disclosing party unless expressly indicated otherwise by the disclosing party and the Parties agree that they shall only use the Confidential Information for the purposes of this Agreement.

2)

Neither Party, except with the express prior written consent of the other, shall directly or indirectly, communicate, disclose or divulge to any third party any Confidential Information, subject always to compliance with all applicable Privacy and Security Laws. A “third party” is anyone other than the Parties or their subsidiaries, affiliates, parent company, employees, retrocessionaire, agents, subcontractors, representatives, auditors or other professional advisers. For purposes of this Agreement, “Privacy and Security Laws” means any applicable data privacy, data security, or data protection law or regulation in the United States of America, including, without limitation, Health Insurance Portability and Accountability Act of 1996, as amended, and its implementing regulations, including, without limitation, the amendments and associated regulations enacted and implemented pursuant to the Health Information Technology for Economic and Clinical Health Act (HIPAA).

3)

Each Party shall use their best efforts to ensure that its respective employees, retrocessionaires, agents, subcontractors, representatives and auditors and other professional advisors, are fully informed of the provisions of this Article 27 and that they will be bound by the provisions of this Article 27 as if a signatory hereto.

4)

Where disclosure is required by a court order or by an arbitrator or by a regulatory, legal or regulatory authority, such disclosures will not constitute a breach of confidentiality, provided always that the Party from whom such disclosure is requested shall immediately advise the other Party in order to allow each Party the opportunity to take such protective steps as may be appropriate.

5)	Notwithstanding the foregoing, the Parties are not required to keep confidential Confidential Information which:

i.	was publicly known prior to the time of disclosure by one Party to the other Party;

ii.	has become publicly known and made generally available after disclosure to one Party through no fault of such Party;

iii.	was already in the lawful possession of one Party at the time of the disclosure by the other Party;

iv.	has been obtained by a Party from a third party lawfully in possession of such information and without a breach of such Party’s obligations of confidentiality; or

v.	has been independently developed by one Party without use of or reference to other Party’s Confidential Information.

6)	The foregoing exceptions shall not apply to Personal Data.

7)	Each of the Parties agrees that the other shall be fully informed of any breach in these confidentiality provisions of which either Party becomes aware.

8)	This Article 24 shall survive termination of this Agreement.

ARTICLE 25

SEVERABILITY, LAPSE

If any provision of this Agreement is determined to be invalid or unenforceable, such determination shall not affect or impair the validity or the enforceability of the remaining provisions of the Agreement. The invalid or unenforceable provision shall be construed by the Parties hereto in such manner that the economic aim originally pursued with this provision without being invalid or unenforceable can be reached as far as it is possible. This Article 25 shall survive termination of this Agreement.

ARTICLE 26

ENTIRE AGREEMENT, ASSIGNMENT

1)

This Agreement sets forth the entire agreement between the Parties with respect to its subject matter. This Agreement replaces and supersedes all other prior written, oral or electronic communications and treaties of any kind relating to the subject matter of this Agreement.

2)

Any amendment to this Agreement shall be made by addendum attached to this Agreement, embodying such amendments as may be agreed upon, and will be regarded as part of this Agreement and be equally binding. Notwithstanding the above, any amendment may also be made by issuing a revised and restated version of this Agreement. Any amendment shall be null and void unless made in writing and signed by both Parties hereto. No amendment or addendum to this Agreement shall be effective without prior notification to and approval by the New York Department of Financial Services.

3)

This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, permitted assigns and legal representatives. Except as otherwise provided herein, neither this Agreement nor any right or obligation hereunder may be assigned or delegated by any Party (in whole or in part) to a third party without the prior written consent of the other Party hereto. Any purported assignment or delegation not in compliance with the provisions of this Agreement will be void ab initio and of no force or effect.

ARTICLE 27

UTMOST GOOD FAITH

This Agreement is governed by the principle of utmost good faith and was concluded on mutual trust leading the relationship between the Parties hereto as well as of usual insurance and reinsurance practice in terms of prudent and reasonable underwriting, claims assessment and administration.

ARTICLE 28

SANCTION CLAUSE

Neither the Reinsurer nor the Ceding Company shall be deemed to provide cover and neither the Reinsurer nor the Ceding Company shall be liable to pay any claim or provide any benefit hereunder to the extent that the provision of such cover, payment of such claim or provision of such benefit would expose either the Reinsurer or the Ceding Company to any sanction, prohibition or restriction under United Nations resolutions or the trade or economic sanctions, laws or regulations of the European Union, United Kingdom or United States of America.

ARTICLE 29

ANTI BRIBERY

1)	The parties acknowledge and agree that:

i.	They are committed to prevent bribery; and

ii.	They have implemented and will maintain within their organization policies to prevent any such actions by their officers, representatives, employees or any other third party acting on their behalf.

2)

To the extent permitted by applicable law, each Party shall notify the other Party immediately upon becoming aware that an activity carried out in connection with this Agreement has or may have contravened this obligation or any applicable anti- bribery law or regulation.

3)

Each party may terminate this Agreement on a run-off basis upon written notice - as of right and without any judicial authorization - if during the term of the Agreement the other Party is convicted of an act of bribery or fails to comply with any anti-bribery law or regulation even if not connected to this Agreement. To the extent permitted by applicable law, such Party shall indemnify the other Party, its officers, employees, affiliates, agents, subcontractors, or any other third party acting on its behalf, against any losses, liabilities, damages, costs (including legal fees) and expenses incurred related thereto.

ARTICLE 30

ANTI-MONEY LAUNDERING

1)

The Reinsurer is not subject to anti-money laundering and counter-terrorist financing provisions. The Reinsurer will not however provide services to individuals or entities that are subject to assets freeze measures. The Ceding Company shall therefore apply any appropriate measure to fight against money laundering and terrorist financing, as defined by the FATF recommendations.

2)

Pursuant to Article 30, Section 1 above and to the extent permitted by the applicable law, the Reinsurer may at any time request evidence from the Ceding Company as to its policyholders, the Policies, or any other matters connected thereto in the context of anti-money laundering and counter-terrorism financing.

ARTICLE 31

DATA PRIVACY

1)	The Parties acknowledge and agree that they:

i.	are committed to protect Personal Data in accordance with applicable law and regulation; and

ii.

have implemented and will maintain within their organization policies and technical security measures preventing any such privacy breaches (e.g., of confidentiality) by their officers, representatives, employees or any other third party acting on their behalf.

2)	Personal Data received by either the Reinsurer or the Ceding Company from the other shall not be:

i.	used by the receiving party other than in connection with performing its obligations under this Agreement; or for the purpose of any retrocession arrangements; or

ii.	commercially exploited by the receiving party; or

iii.	transferred abroad without the Ceding Company having implemented appropriate safeguards in accordance with the applicable law and regulation;

3)

In particular, without prejudice to the generality of the foregoing, the Ceding Company confirms that it has obtained and undertakes that it will obtain on a continuing basis all requisite consents from its policyholders both for its own compliance purposes, for the purposes of this Agreement and for the purposes of any facultative business and retrocession arrangements to be entered into by the Reinsurer.

4)	To the extent permitted by the applicable law, each Party shall notify the other Party immediately upon becoming aware of privacy breaches related to Personal Data.

5)

The Parties shall establish a Technical Committee consisting of an equal number of one (1) or more representative(s) of each of the Reinsurer and the Ceding Company, which shall meet on a quarterly basis to monitor the assessment and evolution of the ceded liabilities and risks.

6)	This Article 31, Sections 1-4 shall survive termination of this Agreement.

ARTICLE 32

CORPORATE RESPONSIBILITY

1)

The Parties acknowledges that the AXA Group adheres to certain principles designed to ensure that the AXA Group does business in a socially responsible manner by promoting sustainable development in its business through commitments towards its principal stakeholders (customers, suppliers, employees, environment, shareholders and community) as more fully set forth in the AXA Compliance and Ethics Guide located at http://www.axa.com/en/governance/disclosure/ethics. The AXA Group encourages its suppliers to be socially and environmentally responsible. The AXA Compliance and Ethics Guide may be supplemented or amended at any time at the sole discretion of the Reinsurer. In the event of any change to the AXA Compliance and Ethics Guide, the Reinsurer shall promptly send the newly revised version to the Ceding Company.

2)

In addition, as part of AXA Group’s principles and practices of sustainable development, the AXA Group requires its consultants to observe the following three main specific International Labour Organization (ILO) principles: (i) refrain from using, or accepting that their own suppliers and sub-contractors make use of child labour (under 15 years of age) or forced labour; (ii) ensure staff safe and healthy working conditions and environment, respecting individual and collective liberties; and (iii) promote non-discrimination (sex, race, religion or political conviction) as regards staff recruitment and management. For more information, see the ILO website: http://www.ilo.org/public/english/standards/index.htm

3)

The Ceding Company agrees to use commercially reasonable efforts to comply with these standards. The Parties agree to negotiate in utmost good faith to resolve any dispute that may arise regarding the adequacy of such efforts. In the event such negotiations are not successful, such dispute shall be resolved in accordance with the terms of Articles 20 and 21.

4)

In the event that either Party becomes aware that any of its business practices are contrary to the foregoing ILO principles, such Party agrees to use its commercially reasonable efforts to remedy the practice in question and notify the other Party of the correction it made. In the event the Party does not appropriately address the issue in question or if it commits subsequent violations, the other Party may as of right and without any prior formality to terminate this Agreement on a run-off basis for breach of this Article 32 without liability of any kind (other than payment of amounts due and owing pursuant to this Agreement in connection with a run-off termination).

ARTICLE 33

INSOLVENCY

1)

Reinsurance Claims shall be payable by the Reinsurer on the basis of the liability of the Ceding Company under the Policies reinsured without diminution because of insolvency of the Ceding Company. In the event of insolvency of the Ceding Company, payments by the Reinsurer shall be made directly to the Ceding Company or its liquidator, receiver or statutory successor except (i) where this Agreement specifically provides another payee for such reinsurance in the event of the insolvency of the Ceding Company, or (ii) the Reinsurer, with the consent of the direct insureds, has assumed such policy obligations of the Ceding Company as its direct obligations to the payees under such policies, in substitution for the obligations of the Ceding Company to such payees. The implementation of any novation shall be subject to the prior approval of the certificate of assumption on New York risks by the Superintendent of Financial Services of New York.

2)

The rehabilitator, conservator, liquidator, receiver or statutory successor of the insolvent Ceding Company shall give written notice to the Reinsurer of the pendency of the claim against the Ceding Company on any policy reinsured hereunder within a reasonable time after such claim is filed in the insolvency proceeding, and during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses which it may deem available to the Ceding Company or its rehabilitator, conservator, liquidator, receiver or statutory successor. Such expense shall be chargeable, subject to court approval, against the insolvent Ceding Company as part of the expense of the conservation or liquidation to the extent of a proportionate share of the benefit, which may accrue to the Ceding Company solely as a result of the defense undertaken by the Reinsurer.

ARTICLE 34

NOTICES, CONSTRUCTION, DEFINITIONS

1)

All notices, requests and other communications to any party hereunder shall be in writing (including registered letter, facsimile transmission, electronic mail or any other means of communication that leaves a record of such communication) and shall be given:

i.	if to the Ceding Company, to:

Oscar Insurance Corporation

295 Lafayette St.

6th Floor

New York, NY 10012

Attention: Legal

####

ii.	if to the Reinsurer, to:

International Employee Benefits

AXA France

313, Terrasses de l’Arche, 92727 Nanterre Cedex, France

####

####

or such other address or facsimile number as such Party may hereafter specify for the purpose by notice to the other Parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

2)

Interpretation of this Agreement shall be governed by the following rules of construction: (a) words in the singular shall be held to include the plural and vice versa, and words of one gender shall be held to include the other gender as the context requires; (b) references to the terms Preamble, Recitals, Article, Section, paragraph, Annex, Schedule and Exhibit are references to the Preamble, Recitals, Articles, Sections, paragraphs, Annexes, Schedules and Exhibits to this Agreement unless otherwise specified; (c) references to “$” shall mean U.S. dollars; (d) the word “including” and words of similar import shall mean “including without limitation,” unless otherwise specified; (e) the word “or” shall not be exclusive; (f) the words “herein,” “hereof,” “hereunder” or “hereby” and similar terms are to be deemed to refer to this Agreement as a whole and not to any specific Section; (g) the headings are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement; (h) this Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted; (i) if a word or phrase is defined, the other grammatical forms of such word or phrase have a corresponding meaning; (j) references to any statute, listing rule, rule, standard, regulation or other law include a reference to (A) the corresponding rules and regulations and (B) each of them as amended, modified, supplemented, consolidated, replaced or rewritten from time to time; (k) references to any section of any statute, listing rule, rule, standard, regulation or other law include any successor to such section; (l) references to any person or entity include such person’s or entity’s predecessors or successors, whether by merger, consolidation, amalgamation, reorganization or otherwise; and (m) references to any contract (including this Agreement) or organizational document are to the contract or organizational document as amended, modified, supplemented or replaced from time to time, unless otherwise stated.

3)	For purposes of this Agreement, in addition to other terms operationally defined herein, the following terms have the respective meanings set forth below:

i.

“ACA Fees” means any “health insurer provider” or similar fee imposed by any governmental authority in connection with the Patient Protection and Affordable Care Act (“ACA”), including under Section 9010 thereof and including any assessments or fees imposed by any governmental authority of any state or other jurisdiction in connection with the existence or operation of, or participation in, any health insurance exchange or marketplace of such state or jurisdiction, or any other similar fee imposed under any other applicable law.

ii.	“Agreement” has the definition set forth in the Preamble.

iii.	“Annual Business Update” has the definition set forth in Article 1, Section 4.

iv.	“ARIAS-U.S.” means the AIDA Reinsurance and Insurance Arbitration Society.

v.	“AXA Group” means the group of companies to which the Reinsurer is affiliated.

vi.

“Business Day” means any day other than a Saturday, a Sunday or any other day on which banking institutions in New York City or in France are required or authorized by applicable law to be closed. Any reference herein to a day that is not a Business Day shall be deemed to be a calendar day.

vii.	“Ceding Company” has the definition set forth in the Preamble.

viii.	“Ceding Company Manager” has the definition set forth in Article 18, Section 4.

ix.	“Companion Agreements” has the definition set forth in Article 5, Section 3.

x.

“Confidential Information” means the information, data, analyses, studies, statements, representations and any other materials provided by the Ceding Company or the Reinsurer to the other in connection with the placement of and the course of performance under this Agreement.

xi.	“Consolidated MLR” has the definition set forth in Annex 6 – Current Year and Consolidated Medical Loss Ratio Formulas.

xii.

“Cut-off” means that the Ceding Company shall relieve the Reinsurer of all liability hereunder for claims incurred after the date of termination of the Agreement. In case of cut-off termination, the Reinsurer shall refund to the Ceding Company the part of the Premium paid to the Reinsurer applicable to the unexpired liability on Policies in force.

xiii.	“Effective Time” has the definition set forth in Article 2, Section 1.

xiv.	“Extra-Contractual Obligations” has the definition set forth in Article 9, Section 8.

xv.	“FATF” means the Financial Action Task Force (on Money Laundering).

xvi.	“IBNR” means reserves for claims incurred but not reported.

xvii.	“Initial Term” has the definition set forth in Article 2, Section 1.

xviii.	“Insurance Companies” means collectively, the Ceding Company and each party to a Companion Agreement, excluding the Reinsurer.

xix.	“Medical Loss Ratio” has the definition set forth in Annex 6 – Current Year and Consolidated Medical Loss Ratio Formulas.

xx.	“Net Reinsurance Premium” has the definition set forth in Article 7, Section 2.

xxi.	“Party” or “Parties” has the definition set forth in the Preamble.

xxii.	“Partial Reimbursement Adjustment” has the definition set forth in Article 12, Section 6.

xxiii.	“Partial Reimbursement Formula” has the definition set forth in Article 12, Section 2.

xxiv.

“Personal Data” means and includes any of the following information that is acquired by, provided to, created by or maintained by a Party or any third party acting on behalf of a Party in connection with this Agreement: (i) any information that identifies or can reasonably be used to identify an individual, such as first and last name, social security number or other government issued number or identifier, date of birth, home or other physical address, e-mail address or other online contact information, financial account number, credit or debit card number, biometric data, mother’s maiden name, or other personally identifiable information; and (ii) personally identifiable financial or insurance information, including but not limited to “non-public personal information” as that term is defined in the Gramm-Leach-Bliley Act, as amended, and implementing regulations, 15 U.S.C. § 6809(4).

xxv.	“Policies” has the definition set forth in Article 1, Section 1.

xxvi.	“Policies Documentation” has the definition set forth in Article 1, Section 3.

xxvii.	“Privacy and Security Laws” has the definition set forth in Article 24, Section 2.

xxviii.	“Profit Sharing Adjustment” has the definition set forth in Article 12, Section 6.

xxix.	“Profit Sharing Formula” has the definition set forth in Article 12, Section 2(ii).

xxx.	“Provisional Partial Reimbursement Amount” has the definition set forth in Article 12, Section 3.

xxxi.	“Provisional Profit Share Amount” has the definition set forth in Article 12, Section 3.

xxxii.	“Qualifying Assets” has the definition set forth in Article 10, Section 4(ii).

xxxiii.	“Reinsurance Claim” has the definition set forth in Article 9, Section 1.

xxxiv.	“Reinsurer” has the definition set forth in the Preamble.

xxxv.	“Reinsurer Manager” has the definition set forth in Article 18, Section 4.

xxxvi.	“Reinsurer Premium” has the definition set forth in Article 7, Section 1.

xxxvii.	“Reinsurer’s Quota Share” shall mean [***]% for Subscription Year 2017 and [***]% for any Subscription Year subsequent to Subscription Year 2017.

xxxviii.

“Statutory Reserves” means, as of the date of determination, the aggregate amount of reserves of the Ceding Company in respect of the Policies calculated in accordance with statutory accounting practices prescribed or permitted by the insurance regulator in the Ceding Company’s state of domicile and determined in accordance with the methodology set forth on Annex 5 – Statutory Reserves & IBNR Calculation Methodology.

xxxix.	“Subscription Year” means a calendar year during which Policies are issued.

xl.	“third party” has the definition set forth in Article 24, Section 2.

xli.	“Trust Account” has the definition set forth in Article 10, Section 3(i).

xlii.	“Trust Agreement” has the definition set forth in Article 10, Section 3(i).

xliii.	“Trust Funds Withheld Account” has the definition set forth in Article 10, Section 5(iii).

xliv.	“Trustee” has the definition set forth in Article 10, Section 3(i).

xlv.	“Umpire” has the definition set forth in Article 20, Section 2(ii).

xlvi.	“XOL” has the definition set forth in Article 7, Section 2.

4)	This Article 34 shall survive termination of this Agreement.

[Reminder of page intentionally left blank. Signature page to follow.]

In witness whereof, the Parties hereto by their respective duly authorized representatives have executed this Agreement in duplicate for and on behalf of:

The Ceding Company

Date and place:
December 21, 2017 New York, NY

Signature:

By:	/s/ Mario Schlosser
Title:	CEO

The Reinsurer

Date and place:
December 21, 2017 Nanterre , France

Signature:

By:	/s/ Jacques de Peretti
Title:	CEO

[Signature Page to Reinsurance Treaty- Oscar Insurance Corporation]

ANNEX 1 – SCOPE

Policies Covered

This Agreement applies to all individual health insurance policies corresponding to the Policy Documentation and issued or renewed by the Ceding Company in the State of New York providing coverage commencing on January 1, 2017 or thereafter, and with a period of insurance expiring on 31 December. The Policies ceded under this Agreement are only those in effect as of October 1, 2017 or issued or renewed between October 1, 2017 and the date of termination of this Agreement. The Parties acknowledge and agree that the Policies included on this Annex 1 will be subject to modification by the Ceding Company, per and in accordance with the provisions of this Agreement, each Subscription Year to reflect the product offerings and other modifications for the applicable Subscription Year.

2017 Policies:

•	Oscar Simple Bronze

•	Oscar Simple Silver

•	Oscar Simple Silver CSR 250

•	Oscar Simple Silver CSR 200

•	Oscar Simple Silver CSR 150

•	Oscar Simple Gold

•	Oscar Simple Platinum

•	Oscar Market Bronze

•	Oscar Market Silver

•	Oscar Market Silver CSR 250

•	Oscar Market Silver CSR 200

•	Oscar Market Silver CSR 150

•	Oscar Market Gold

•	Oscar Market Platinum

•	Oscar Simple Secure

•	Oscar AIAN

Policy Documentation:

Copies of current and accurate Policy Documentation shall be copied on a CD ROM that will be agreed as final by both Parties.

ANNEX 2 – TERRITORIAL SCOPE

This Agreement shall only apply to Policies issued by the Ceding Company in [***] rating regions [***] or any successor regions to [***] rating regions [***] to insureds having their principal residence in those territories.

ANNEX 3 - REINSURANCE COMMISSIONS & PROFIT SHARE INFORMATION

[***]

ANNEX 4 – DATA REPORTING

Monthly reporting dashboards:

•	Portfolio : number of policies/persons by month covered by global/ metal /state

•	Portfolio distribution (per gender/age) by global/metal/state

•	Premiums by month global / per metal / per state

•	Claims (split by % of reserves and paid by global/ metal/ state) (IBNR global / metal / state) (by month of occurrence)

•	Claims by benefits category split by global/ metal / state o Inpatient hospital

•	Outpatient hospital

•	Professional

•	Other medical

•	Capitation

•	Prescription drug

•	MLR by global / state / metal (current year, and n-1 year)

Risk adjustment estimate

Quarterly Basis

•	Cash flows (quarterly basis)

On a bi-yearly basis (according to regulatory possibilities)

Anonymized dataset

•	Information about the insureds (biometrical & contract related data): age (birthdate), gender, state & address, subscription date, premium paid.

Information about claims: customer paths, medical facilities used, hospitalization (length/costs), details about professional, other medical, prescription drug, fraud

ANNEX 5 – STATUTORY RESERVES & IBNR CALCULATION METHODOLOGY

Statutory reserves include:

•	Incurred but not reported claims (IBNR)

•	Claims in course of settlement

•	Claims due and unpaid

•	Reserve margin

Actuarial Process Narrative

The Ceding Company’s current reserves processes include monthly valuations for all actuarial liabilities based on models developed in-house incorporating the most current views of the claim data available from our data warehouse.

Reserves:

The In-house reserve model incorporates different methodologies based on the amount and recency of the claim. The completion factor development method is utilized for claims under $[***] and is supplemented by the incurred claim methodology for the most recent incurral months. A seriatim methodology is utilized for claims over $[***], supplemented by case management data supplied by our medical and claims operations areas. Claims reserve triangle analytical cohorts are segmented by metallic level within a given state and region, and all reserves are determined separately incorporating the current inventory of claims in course of settlement. The reserve model incorporates historical reserve testing and detail on prior period development down to the incurral month. Reserves accrued are best-estimates with an explicit margin for adverse deviation as well as an accrual for unpaid claim adjustment expenses. All margins are reviewed at least annually for appropriateness based on historical run-out. Claims reserve triangles are inclusive of medical and behavioral health claims only. Pharmacy claims are analyzed separately and assumed to not have any run-out.

ANNEX 6 – CURRENT YEAR AND CONSOLIDATED MEDICAL LOSS RATIO FORMULAS

Medical Loss Ratio Definition

All claims and premiums refer to the current Subscription Year

Numerator: [***]

Denominator: [***]

Consolidated MLR Definition

Numerator: [***]

Denominator: [***]

ANNEX 7 – REINSURANCE BALANCE CALCULATION

(1) Income: quota share of:

[***]

[***]

[***]

[***]

[***]

[***]

= Net Reinsurance Premium

(2) Outgo: quota share of:

[***]

[***]

[***]

[***]

[***]

Reinsurance balance = (1) - (2)

(3) [***]

(4) [***]

(5) [***]

(6) [***]

Technical result (for information) = (1) - (2) + (4) - (3) + (6) - (5)

ANNEX 8 – LIMITATION OF LIABILITY CALCULATION

State A – [***]

	State A	State B	State C	Ceding Company	Total
Gross Premiums	[***]	[***]	[***]	[***]	[***]
Gross Claims	[***]	[***]	[***]	[***]	[***]
MLR	[***]	[***]	[***]	[***]	[***]
Ceded Premiums	[***]	[***]	[***]	[***]	[***]
Ceded Claims	[***]	[***]	[***]	[***]	[***]
AXA Ceded MLR	[***]	[***]	[***]	[***]	[***]
Retained Premiums	[***]	[***]	[***]	[***]	[***]
Retained Claims	[***]	[***]	[***]	[***]	[***]

	Ceded	Claims Calculation
Claims Ceded (up to local attachment point)	[***]	[***]	[***]	[***]	[***]
Claims Ceded (above local attachment point)	[***]	[***]	[***]	[***]	[***]
Allocation of Claims Retained	[***]	[***]	[***]	[***]	[***]
Total Claims	[***]	[***]	[***]	[***]	[***]